UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2008

Samaritan Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32287	88-0431538
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Convention Center , Suite 310, Las Vegas, Nevada		89109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-735-7001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Samaritan Pharmaceuticals has appointed two new independent members, Jack L. Ayala and Robert W. Crane, to its Board of Directors.

Mr. Ayala has more than thirty years of health care experience as an accomplished executive of managed care companies and hospitals with clinical trial experience. He has held the position of Executive Vice President and Chief Administrative Officer of Palm Springs General Hospital since 2005, he served as Senior Vice President and COO of the Saint Agnes Medical Center (SAMC) and Mr. Ayala has held several other executive level positions at other hospitals and health care facilities. Mr. Ayala received a BA in Sociology and his MBA from Fordham University. He completed his Public Health Administration Residency at Misericordia Hospital Medical Center in Bronx, NY.

Robert W. Crane is the founder of Retirement Planning Consultants, Inc., a strategic planning advisory services company to help people and companies protect their financial assets. Mr. Crane has held executive positions in the insurance industry since 1973 and has attained several prestigious designations in the area including Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC), Chartered Advisor for Senior Living (CASL).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors approved and adopted an amendment to Article III, Section 1 of the By-Laws of Samaritan Pharmaceuticals to increase the number of directors from eight (8) to ten (10).

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

This information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company's most recent Annual Report on Form 10-K and the Company's other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company believes the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information contained herein as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company's filings with the SEC at www.sec.gov, many of which are beyond the Company's control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samaritan Pharmaceuticals

January 7, 2008	By:	Eugene Boyle

Name: Eugene Boyle
Title: CFO

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Exhibit Index

Exhibit No.	Description

3.2	Samaritan Pharmaceuticals Amended Bylaws
99.1	Press Release of Samaritan Pharmaceuticals, Inc. dated January 7, 2008.